Exhibit 10.1
AMENDMENT NO. 4 TO LOAN AGREEMENT
This Amendment No. 4 (the “Amendment”) dated as of September 25, 2008, is between Bank of America, N.A. (the “Bank”) and Ambassadors International, Inc., Ambassadors Marine Group, LLC, Ambassadors, LLC, Ambassadors Cruise Group, LLC and Cypress Reinsurance, Ltd. (the “Borrower”).
RECITALS
A. The Bank and the Borrower entered into a certain Loan Agreement dated as of September 1, 2006 (together with any previous amendments, the “Agreement”).
B. The Bank and the Borrower desire to amend the Agreement.
AGREEMENT
1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
2. Amendments. The Agreement is hereby amended as follows:
2.1	In Paragraph 1.1(a), the amount “Seven Million Five Hundred Twenty-Four thousand Four Hundred Eighty-Eight and 00/100 Dollars ($7,524,488.00)’ is changed to “Five Million Nine Hundred Eighty Thousand Seven Hundred Twenty-Eight and 00/100 Dollars ($5,980,728.00).”
2.2	In Paragraph 1.1(c), the amount “Seven Million Five Hundred Twenty-Four thousand Four Hundred Eighty-Eight and 00/100 Dollars ($7,524,488.00)’ is changed to “Five Million Nine Hundred Eighty Thousand Seven Hundred Twenty-Eight and 00/100 Dollars ($5,980,728.00).”
2.3	The first sentence of Paragraph 1.2 is hereby amended to read in its entirety as follows:
“Availability Period. The line of credit is available between the date of this Agreement and September 1, 2009, or such earlier date as the availability may terminate as provided in this Agreement (the ‘Facility No. 1 Expiration Date’).”
2.4	In Paragraph 1.5(b), the amount “Seven Million Five Hundred Twenty-Four thousand Four Hundred Eighty-Eight and 00/100 Dollars ($7,524,488.00)’ is changed to “Five Million Nine Hundred Eighty Thousand Seven Hundred Twenty-Eight and 00/100 Dollars ($5,980,728.00).”
2.5	Article 1B is hereby deleted in its entirety.
3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.
4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

Amendment to Loan Agreement	Revised 1/11/05

4.1	A Resolutions to Obtain Credit executed by Ambassadors International, Inc.
4.2	A Resolutions to Obtain Credit executed by Cypress Reinsurance, Ltd.
5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

Amendment to Loan Agreement	Revised 1/11/05

This Amendment is executed as of the date stated at the beginning of this Amendment.
BANK:
Bank of America, N.A.

By:	/s/ Condy Wong
Condy Wong

BORROWER(S):
Ambassadors International, Inc.

By:	/s/ Blake T. Barnett
Blake T. Barnett, Chief Financial Officer

Ambassadors Marine Group, LLC
By: Ambassadors International, Inc., Member

By:	/s/ Blake T. Barnett
Blake T. Barnett, Chief Financial Officer

Ambassadors, LLC
By: Ambassadors International, Inc., Member

By:	/s/ Blake T. Barnett
Blake T. Barnett, Chief Financial Officer

Ambassadors Cruise Group, LLC
By: Ambassadors International, Inc., Member

By:	/s/ Blake T. Barnett
Blake T. Barnett, Chief Financial Officer

Cypress Reinsurance, Ltd.

By:	/s/ Blake T. Barnett
Blake T. Barnett, Chief Financial Officer

Amendment to Loan Agreement	Revised 1/11/05